UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2020

DSP GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-35256 (Commission File Number)	94-2683643 (I.R.S. Employer Identification No.)

2055 Gateway Place, Suite 480 San Jose, CA (Address of Principal Executive Offices)	95110 (Zip Code)

408/986-4300
(Registrant’s Telephone Number, Including Area Code)

With a copy to:
Jaclyn Liu, Esq.
Morrison & Foerster llp
425 Market Street
San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 per share	DSPG	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Security Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 9, 2020, the Board of Directors (the “Board”) of DSP Group, Inc. (the “Company”) approved two performance-based restricted stock unit (“PSU”) awards to Ofer Elyakim, the Company’s Chief Executive Officer.

The Board approved a grant of 40,000 PSUs with eligibility to receive up to 80,000 PSUs (the “Strategic Customer- Related PSU Grant”) upon the achievement of the following performance goals:

Strategic Customer-Related PSU Grant

Target: Penetration of a certain number of New Strategic Customers (defined below), at least one of which is in a specified market, leading to annual revenues of a certain minimum amount to be included in the Company’s annual operating plan (the “AOP”) for the following year.

0 if Actual <= a certain number of New Strategic Customer(s) and only a certain amount of annual revenues are included in next year’s AOP.

1.0  if Actual = performance criteria fully met. Receive 100% (40,000 PSUs).

2.0  Penetration of a certain number of New Strategic Customers, at least a certain number is in a specified market, leading to annual revenues of a certain amount to be included in the AOP for the following year. Receive 200% (80,000 PSUs).

Performance criteria will be assessed at the end of each financial year during any of the fiscal years 2020, 2021, 2022 or 2023 (each fiscal year, a “Performance Period”). Vesting shall occur upon achievement of the specified performance criteria and approval of the financial results for the then completed fiscal year by the Company’s auditor.

 A “New Strategic Customer” is defined as a customer who has not previously purchased any products from the Company during the 2 years prior to 2020 or a new division/business unit within an existing strategic customer.

A “Minimum Strategic Customer Goal” was also specified by the Board such that the Minimum Strategic Customer Goal must be achieved to commence vesting of the PSUs. Furthermore, if only the Minimum Strategic Customer Goal is achieved for a Performance Period, then all remaining PSUs will be forfeited and deemed reconveyed to the Company.

Payout is linear between points.

Measurement period: 2020-2023

For the range between 0 to 1.0 to apply, there needs to be a certain number of New Strategic Customers and revenues need to be in a certain range. Said revenue range will be applied linearly.

For the range between 1.0 to 2.0 to apply, there needs to be a certain number of New Strategic Customers, at least a certain number is in a specified market, and revenues need to be in a certain range. Said revenue range will be applied linearly.

The Board approved a grant of 15,000 PSUs (the “Strategy-Related PSU Grant”) upon the achievement of the following performance goals:

Strategy-Related PSU Grant

Successful achievement of a certain strategic objective in 2020. Key 2020 measurables are specified but the Board has full discretion for scoring of the performance measures relating to this PSU grant. Full vesting will occur upon achievement of the specified performance criteria and approval of the financial results for the then completed fiscal year by the Company’s auditors.

Both the Strategic Customer-Related PSU Grant and the Strategy-Related PSU Grant are made pursuant to the terms and conditions of the Company’s 2012 Stock Incentive Plan (the “Plan”). Each of the Strategic Customer-Related PSU Grant and the Strategy-Related PSU Grant shall fully vest upon the achievement of the performance criteria pursuant to each grant and the financial results for the then completed fiscal year being approved by the Company’s auditors. In the event of a termination of employment by the Company of Mr. Elyakim’s employment “without cause” or resignation by Mr. Elyakim for “good reason” that is either within six months prior to, or twelve months following, a “change of control” (as each of the terms are defined in Mr. Elyakim’s existing employment agreement, as amended) that is consummated prior to December 31, 2023, Mr. Elyakim shall be entitled to the full vesting of 80,000 PSUs under the Strategic Customer-Related PSU Grant; provided that, if termination of employment by the Company “without cause” or resignation by Mr. Elyakim for “good reason” occurs within the six months prior to a “change of control,” vesting shall not occur until the “change of control” is consummated. In the event of a termination of employment by the Company of Mr. Elyakim’s employment “without cause” or resignation by Mr. Elyakim for “good reason” that is either within six months prior to, or twelve months following, a “change of control” (as each of the terms are defined in Mr. Elyakim’s existing employment agreement, as amended) that is consummated prior to December 31, 2020, Mr. Elyakim shall be entitled to the full vesting of 15,000 PSUs under the Strategy-Related PSU Grant; provided that, if termination of employment by the Company “without cause” or resignation by Mr. Elyakim for “good reason” occurs within the six months prior to a “change of control,” vesting shall not occur until the “change of control” is consummated.

Due to their strategic significance, the Company believes that the disclosure of the various performance goals of the Strategic Customer-Related PSU Grant and the Strategy-Related PSU Grant, including the number of New Strategic Customers, the revenues derived and the specified targeted markets would cause future competitive harm to the Company and therefore are not disclosed.

The foregoing descriptions of the Strategic Customer-Related PSU Grant and the Strategy-Related PSU Grant are qualified in their entirety by reference to the complete text of the PSU agreements of such awards which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1     Performance-Based Restricted Stock Unit Agreement for Ofer Elyakim, Chief Executive officer (portions of this exhibit is redacted).

10.2     Performance-Based Restricted Stock Unit Agreement for Ofer Elyakim, Chief Executive officer (portions of this exhibit is redacted).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: March 13, 2020	By:	/s/ Dror Levy
Dror Levy Chief Financial Officer and Secretary

5